                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                  SUB-ITEM 77Q1

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                            SUB-ITEM 77Q1(a) and (d)

                         MANUFACTURERS INVESTMENT TRUST

                                  Redesignation
                              of Classes of Shares

         The undersigned, being a majority of the Trustees of Manufacturers Investment Trust (the "Trust"), acting pursuant to Section 4.1(b) of the Agreement and Declaration of Trust of the Trust dated September 29, 1988 (the "Declaration of Trust") hereby redesignate Class A and Class B shares of each series of the Trust as follows:

1. Class A shares of beneficial interest of each series of the Trust are redesignated "Series I" shares and Class B shares of beneficial interest of each series of the Trust are redesignated "Series II" shares.

         In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this 1st day of May 2002.

------------------------                           -----------------------------
Don B. Allen                                       John D. Richardson


------------------------                           -----------------------------
Charles L. Bardelis                                F. David Rolwing


------------------------                           -----------------------------
Samuel Hoar                                        John D. DesPrez III


The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                         MANUFACTURERS INVESTMENT TRUST

                          Establishment and Designation
                              of Classes of Shares

         The undersigned, being a majority of the Trustees of Manufacturers Investment Trust (the "Trust"), acting pursuant to Section 4.1(b) of the Agreement and Declaration of Trust of the Trust dated September 29, 1988 (the "Declaration of Trust") hereby establish and designate two classes of shares of each series of the Trust as follows:

2. The two classes of shares are designated "Class A" shares of beneficial interest and "Class B" shares of beneficial interest.

3. Class A and Class B shares of beneficial interest shall be entitled to all the rights and preferences accorded Shares under the Declaration of Trust.

4. The rights and preferences of Class A and Class B shares of beneficial interest shall be established by the Trustees of the Trust in accordance with the Declaration of Trust and shall be set forth in the Trust's Multiclass Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as such plan may be amended from time to time.

5. All shares of the Trust outstanding as of the date hereof shall be designated Class A shares.

         In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this 2nd day of January, 2002.

------------------------                           -----------------------------
Don B. Allen                                        John D. Richardson


------------------------                           -----------------------------
Charles L. Bardelis                                 F. David Rolwing


------------------------                           -----------------------------
Samuel Hoar                                         John D. DesPrez III


The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1 (d)


                         MANUFACTURERS INVESTMENT TRUST

                                 RULE 12B-1 PLAN

                                 SERIES I SHARES

                           (FORMERLY, CLASS A SHARES)

         Manufacturers Investment Trust (the "Trust"), a Massachusetts business trust, hereby adopts the following plan (the "Plan") for Class A Shares of the Trust (the "Shares") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act"), on behalf of each of the portfolios of the Trust listed in Appendix A (the "Portfolios").

1.       AMOUNT AND PAYMENT OF PLAN FEES

                  Each Portfolio shall accrue daily a fee under the Plan at an annual rate of up to 0.15% of its net assets in respect of the Shares (the "Plan Fee") and shall pay the Plan Fee daily to the Trust's distributor, Manufacturers Financial Securities LLC or its successor (the "Distributor").

2.       USE OF PLAN FEES

                  To the extent consistent with applicable laws, regulations and rules, the Distributor may use Plan Fees:

         (i)      for any expenses relating to the distribution of the Shares,

         (ii) for any expenses relating to shareholder or administrative services for holders of the Shares or owners of contracts funded in insurance company separate accounts that invest in the Shares and

         (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     Without limiting the foregoing, the Distributor may pay all or part of the Plan Fees from a Portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Plan Fees and does not limit the use that the Distributor may make of the Plan Fees it receives. This Plan does not require the Distributor to perform, or to cause any other person to perform, any specific type or level of distribution or other activities or to incur, or to cause any other person to incur, any specific type or level of expenses for distribution or other activities.

3.       OTHER PAYMENTS AUTHORIZED

                  This Plan authorizes any payments in addition to Plan Fees made by a Portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

                  This Plan also authorizes the direction, payment, allocation and reallocation to any person of brokerage commission ("Allocations") on transactions in portfolio securities for a Portfolio ("Transactions") to the extent (i) the Allocations may be deemed to entail a direct or indirect financing of distribution costs because the Allocations are made in circumstances in which sales of annuity, insurance or pension products for which Trust Portfolios serve as investment options may be considered as a factor ("Sales Factor") and
         (ii) the Transactions are ones that would have been effected in the absence of the Sales Factor and are conducted in a manner consistent with the procedures and limitations set forth in the Trust's registration statement.

4.       REPORTING

                  The Distributor shall provide to the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, written reports setting forth all Plan expenditures, and the purposes for those expenditures.

5.       RELATED AGREEMENTS

                  Each agreement related to the Plan shall contain the provisions required by the Rule.

6.       AMENDMENT; CONTINUATION; TERMINATION

                  The Plan may not be amended to increase materially the amount to be spent by a Portfolio without such shareholder approval as is required by the Rule. All material amendments of the Plan must be approved in the manner described in the Rule. The Plan shall continue in effect (i) with respect to a Portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. The Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

7.       LIMITATION OF LIABILITY

                  The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the obligations of this instrument are not binding upon any of the Trustees of the Trust or the shareholders of the Trust individually, but are binding only upon the assets belonging to Class A shares of the Trust, or the particular Portfolio of the Trust in question, as the case may be.

                  Approved by the Trustees of the Trust on September 21, 2001, as amended April 4, 2002.

                                   APPENDIX A

        INTERNET TECHNOLOGIES TRUST               GROWTH TRUST                   TOTAL RETURN TRUST
    PACIFIC RIM EMERGING MARKETS TRUST       LARGE CAP GROWTH TRUST        INVESTMENT QUALITY BOND TRUST
         TELECOMMUNICATIONS TRUST              ALL CAP VALUE TRUST             DIVERSIFIED BOND TRUST
        SCIENCE & TECHNOLOGY TRUST         CAPITAL OPPORTUNITIES TRUST    U.S. GOVERNMENT SECURITIES TRUST
       INTERNATIONAL SMALL CAP TRUST        QUANTITATIVE EQUITY TRUST            MONEY MARKET TRUST
           HEALTH SCIENCES TRUST             BLUE CHIP GROWTH TRUST            SMALL CAP INDEX TRUST
          AGGRESSIVE GROWTH TRUST                UTILITIES TRUST             INTERNATIONAL INDEX TRUST
       EMERGING SMALL COMPANY TRUST       REAL ESTATE SECURITIES TRUST          MID CAP INDEX TRUST
         SMALL COMPANY BLEND TRUST          SMALL COMPANY VALUE TRUST      TOTAL STOCK MARKET INDEX TRUST
           DYNAMIC GROWTH TRUST                MID CAP VALUE TRUST                500 INDEX TRUST
           MID CAP GROWTH TRUST                    VALUE TRUST               SMALL-MID CAP GROWTH TRUST
        MID CAP OPPORTUNITIES TRUST         TACTICAL ALLOCATION TRUST           SMALL-MID CAP TRUST
            MID CAP STOCK TRUST              FUNDAMENTAL VALUE TRUST     INTERNATIONAL EQUITY SELECT TRUST
           ALL CAP GROWTH TRUST               GROWTH & INCOME TRUST             SELECT GROWTH TRUST
         FINANCIAL SERVICES TRUST          U.S. LARGE CAP VALUE TRUST        GLOBAL EQUITY SELECT TRUST
              OVERSEAS TRUST                   EQUITY-INCOME TRUST                CORE VALUE TRUST
         INTERNATIONAL STOCK TRUST            INCOME & VALUE TRUST             HIGH GRADE BOND TRUST
         INTERNATIONAL VALUE TRUST               BALANCED TRUST
        CAPITAL APPRECIATION TRUST              HIGH YIELD TRUST
       STRATEGIC OPPORTUNITIES TRUST          STRATEGIC BOND TRUST
        QUANTITATIVE MID CAP TRUST              GLOBAL BOND TRUST
            GLOBAL EQUITY TRUST
          STRATEGIC GROWTH TRUST

     [all portfolios except the Lifestyle Trusts and the Equity Index Trust]

                         MANUFACTURERS INVESTMENT TRUST
                                 RULE 12B-1 PLAN

                                SERIES II SHARES

                           (FORMERLY, CLASS B SHARES)

         Manufacturers Investment Trust (the "Trust"), a Massachusetts business trust, hereby adopts the following plan (the "Plan") for Series II Shares of the Trust (the "Shares") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act"), on behalf of each of the portfolios of the Trust listed in Appendix A (the "Portfolios").

7.       AMOUNT AND PAYMENT OF PLAN FEES

                  Each Portfolio shall accrue daily a fee under the Plan at an annual rate of up to 0.35% of its net assets in respect of the Shares (the "Plan Fee") and shall pay the Plan Fee daily to the Trust's distributor, Manufacturers Financial Securities, LLC or its successor (the "Distributor").

8.       USE OF PLAN FEES

                  To the extent consistent with applicable laws, regulations and rules, the Distributor may use Plan Fees:

         (iv)     for any expenses relating to the distribution of the Shares,

         (v) for any expenses relating to shareholder or administrative services for holders of the Shares or owners of contracts funded in insurance company separate accounts that invest in the Shares and

         (vi) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

         Without limiting the foregoing, the Distributor may pay all or part of the Plan Fees from a Portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Plan Fees and does not limit the use that the Distributor may make of the Plan Fees it receives. This Plan does not require the Distributor to perform, or to cause any other person to perform, any specific type or level of distribution or other activities or to incur, or to cause any other person to incur, any specific type or level of expenses for distribution or other activities.

9.       OTHER PAYMENTS AUTHORIZED

                  This Plan authorizes any payments in addition to Plan Fees made by a Portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

                  This Plan also authorizes the direction, payment, allocation and reallocation to any person of brokerage commission ("Allocations") on transactions in portfolio securities for a Portfolio ("Transactions") to the extent (i) the Allocations may be deemed to entail a direct or indirect financing of distribution costs because the Allocations are made in circumstances in which sales of annuity, insurance or pension products for which Trust Portfolios serve as investment options may be considered as a factor ("Sales Factor") and
         (ii) the Transactions are ones that would have been effected in the absence of the Sales Factor and are conducted in a manner consistent with the procedures and limitations set forth in the Trust's registration statement.

10.      REPORTING

                  The Distributor shall provide to the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, written reports setting forth all Plan expenditures, and the purposes for those expenditures.

11.      RELATED AGREEMENTS

                  Each agreement related to the Plan shall contain the provisions required by the Rule.

12.      AMENDMENT; CONTINUATION; TERMINATION

                  The Plan may not be amended to increase materially the amount to be spent by a Portfolio without such shareholder approval as is required by the Rule. All material amendments of the Plan must be approved in the manner described in the Rule. The Plan shall continue in effect (i) with respect to a Portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. The Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

7.       LIMITATION OF LIABILITY

                  The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the obligations of this instrument are not binding upon any of the Trustees of the Trust or the shareholders of the Trust individually, but are binding only upon the assets belonging to Class B shares of the Trust, or the particular Portfolio of the Trust in question, as the case may be.

                  Approved by the Trustees of the Trust on September 21, 2001, as amended April 4, 2002

                                   APPENDIX A

        INTERNET TECHNOLOGIES TRUST               GROWTH TRUST                   TOTAL RETURN TRUST
    PACIFIC RIM EMERGING MARKETS TRUST       LARGE CAP GROWTH TRUST        INVESTMENT QUALITY BOND TRUST
         TELECOMMUNICATIONS TRUST              ALL CAP VALUE TRUST             DIVERSIFIED BOND TRUST
        SCIENCE & TECHNOLOGY TRUST         CAPITAL OPPORTUNITIES TRUST    U.S. GOVERNMENT SECURITIES TRUST
       INTERNATIONAL SMALL CAP TRUST        QUANTITATIVE EQUITY TRUST            MONEY MARKET TRUST
           HEALTH SCIENCES TRUST             BLUE CHIP GROWTH TRUST            SMALL CAP INDEX TRUST
          AGGRESSIVE GROWTH TRUST                UTILITIES TRUST             INTERNATIONAL INDEX TRUST
       EMERGING SMALL COMPANY TRUST       REAL ESTATE SECURITIES TRUST          MID CAP INDEX TRUST
         SMALL COMPANY BLEND TRUST          SMALL COMPANY VALUE TRUST      TOTAL STOCK MARKET INDEX TRUST
           DYNAMIC GROWTH TRUST                MID CAP VALUE TRUST                500 INDEX TRUST
           MID CAP GROWTH TRUST                    VALUE TRUST               SMALL-MID CAP GROWTH TRUST
        MID CAP OPPORTUNITIES TRUST         TACTICAL ALLOCATION TRUST           SMALL-MID CAP TRUST
            MID CAP STOCK TRUST              FUNDAMENTAL VALUE TRUST     INTERNATIONAL EQUITY SELECT TRUST
           ALL CAP GROWTH TRUST               GROWTH & INCOME TRUST             SELECT GROWTH TRUST
         FINANCIAL SERVICES TRUST          U.S. LARGE CAP VALUE TRUST        GLOBAL EQUITY SELECT TRUST
              OVERSEAS TRUST                   EQUITY-INCOME TRUST                CORE VALUE TRUST
         INTERNATIONAL STOCK TRUST            INCOME & VALUE TRUST             HIGH GRADE BOND TRUST
         INTERNATIONAL VALUE TRUST               BALANCED TRUST
        CAPITAL APPRECIATION TRUST              HIGH YIELD TRUST
       STRATEGIC OPPORTUNITIES TRUST          STRATEGIC BOND TRUST
        QUANTITATIVE MID CAP TRUST              GLOBAL BOND TRUST
            GLOBAL EQUITY TRUST
          STRATEGIC GROWTH TRUST

                               GLOBAL BOND TRUST

     [all portfolios except the Lifestyle Trusts and the Equity Index Trust]

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(e)


                          ADVISORY AGREEMENT AMENDMENT

                         MANUFACTURERS INVESTMENT TRUST
              AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

         AMENDMENT made this 30th day of December, 2001, to the Amended and Restated Advisory Agreement dated January 1, 1996, as amended, between Manufacturers Investment Trust, a Massachusetts business trust (the "Trust") and Manufacturers Securities Services, LLC, a Delaware limited liability company ("MSS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties AGREE AS FOLLOWS:

1.       CHANGE IN APPENDIX A

         Appendix A to this Agreement is revised to reflect changes to the advisory fees as set forth in Appendix A to this Amendment.

2.       EFFECTIVE DATE

                  This Amendment shall become effective with respect to each portfolio of the Trust on the later of: (i) the date of its execution, (ii) if applicable, the date of the meeting of shareholders of the portfolio called for the purpose of voting on this Amendment, at which meeting this Amendment shall have been approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) of the portfolio and (iii) January 1, 2002.

MANUFACTURERS INVESTMENT TRUST

By:  ___________________________
      James D. Gallagher, President

MANUFACTURERS SECURITIES SERVICES, LLC

By:  The Manufacturers Life Insurance Company of North America, its managing member



By:  ___________________________
      James R. Boyle, President



By:  ___________________________
      James D. Gallagher, Vice President,
      Secretary and General Counsel

                                   APPENDIX A

                                                            BETWEEN         BETWEEN          BETWEEN
                                                            -------         -------          -------
                                             FIRST      $50 MILLION AND   $200 MILLION   $500 MILLION AND  EXCESS OVER
                                             -----      ---------------   ------------   ----------------  -----------
Portfolio                                 $50 MILLION    $200 MILLION   AND $500 MILLION    $1 BILLION      $1 BILLION
---------                                 -----------    ------------   ----------------    ----------      ----------
INTERNET TECHNOLOGIES TRUST                 1.000%          1.000%           1.000%           1.000%          0.950%
PACIFIC RIM EMERGING MARKETS TRUST          0.700%          0.700%           0.700%           0.600%          0.600%
SCIENCE & TECHNOLOGY TRUST                  0.950%          0.950%           0.950%           0.900%          0.900%
INTERNATIONAL SMALL CAP TRUST               0.950%          0.950%           0.850%           0.750%          0.750%
HEALTH SCIENCES TRUST                       0.950%          0.950%           0.950%           0.900%          0.900%
AGGRESSIVE GROWTH TRUST                     0.850%          0.850%           0.850%           0.800%          0.800%
EMERGING SMALL COMPANY TRUST                0.900%          0.900%           0.900%           0.870%          0.850%
SMALL COMPANY BLEND                         0.900%          0.900%           0.900%           0.900%          0.900%
DYNAMIC GROWTH TRUST                        0.850%          0.850%           0.850%           0.800%          0.800%
MID CAP STOCK TRUST                         0.775%          0.775%           0.750%           0.725%          0.725%
ALL CAP GROWTH TRUST                        0.800%          0.800%           0.800%           0.750%          0.750%
OVERSEAS TRUST                              0.800%          0.800%           0.800%           0.800%          0.800%
INTERNATIONAL STOCK TRUST                   0.850%          0.850%           0.850%           0.800%          0.800%
INTERNATIONAL VALUE TRUST                   0.850%          0.850%           0.750%           0.700%          0.700%
STRATEGIC OPPORTUNITIES TRUST               0.700%          0.700%           0.700%           0.700%          0.700%
QUANTITATIVE MID CAP TRUST                  0.650%          0.650%           0.550%           0.550%          0.550%
GROWTH TRUST                                0.700%          0.700%           0.700%           0.650%          0.650%
ALL CAP VALUE TRUST                         0.800%          0.800%           0.800%           0.750%          0.750%
QUANTITATIVE EQUITY TRUST                   0.600%          0.600%           0.600%           0.550%          0.500%
BLUE CHIP GROWTH TRUST                      0.725%          0.725%           0.725%           0.725%          0.700%
REAL ESTATE SECURITIES TRUST                0.650%          0.650%           0.600%           0.600%          0.600%
SMALL COMPANY VALUE TRUST                   0.900%          0.900%           0.900%           0.900%          0.900%
MID CAP VALUE TRUST                         0.800%          0.800%           0.750%           0.725%          0.725%
VALUE TRUST                                 0.650%          0.650%           0.625%           0.550%          0.550%
EQUITY INDEX                                0.250%          0.250%           0.250%           0.250%          0.250%
TACTICAL ALLOCATION TRUST                   0.750%          0.750%           0.750%           0.700%          0.700%
GROWTH & INCOME TRUST                       0.600%          0.600%           0.600%           0.550%          0.500%
U.S. LARGE CAP VALUE TRUST                  0.725%          0.725%           0.725%           0.725%          0.725%
EQUITY-INCOME TRUST                         0.725%          0.725%           0.725%           0.725%          0.700%
INCOME & VALUE TRUST                        0.650%          0.650%           0.650%           0.650%          0.650%
BALANCED TRUST                              0.600%          0.550%           0.500%           0.500%          0.500%
HIGH YIELD TRUST                            0.625%          0.625%           0.625%           0.550%          0.550%
STRATEGIC BOND TRUST                        0.625%          0.625%           0.625%           0.550%          0.550%
GLOBAL BOND TRUST                           0.600%          0.600%           0.600%           0.600%          0.600%
TOTAL RETURN TRUST                          0.600%          0.600%           0.600%           0.600%          0.600%
INVESTMENT QUALITY BOND TRUST               0.500%          0.500%           0.500%           0.450%          0.450%
DIVERSIFIED BOND TRUST                      0.600%          0.600%           0.600%           0.600%          0.600%
U.S. GOVERNMENT SECURITIES TRUST            0.550%          0.550%           0.550%           0.450%          0.450%
MONEY MARKET TRUST                          0.350%          0.350%           0.350%           0.350%          0.350%
SMALL CAP INDEX TRUST                       0.375%          0.375%           0.375%           0.375%          0.375%
INTERNATIONAL INDEX TRUST                   0.400%          0.400%           0.400%           0.400%          0.400%
MID CAP INDEX TRUST                         0.375%          0.375%           0.375%           0.375%          0.375%
TOTAL STOCK MARKET TRUST                    0.375%          0.375%           0.375%           0.375%          0.375%
INDEX TRUST                                 0.375%          0.375%           0.375%           0.375%          0.375%
SMALL-MID CAP TRUST                         0.950%          0.950%           0.950%           0.950%          0.950%

                                                            BETWEEN            BETWEEN          BETWEEN
                                                            -------            -------          -------
                                             FIRST        $50 MILLION     $250 MILLION AND  $500 MILLION AND  EXCESS OVER
                                             -----        -----------     ----------------  ----------------  -----------
               PORTFOLIO                  $50 MILLION   AND $250 MILLION    $500 MILLION      $1 BILLION      $1 BILLION
               ---------                  -----------   ----------------    ------------      ----------      ----------
TELECOMMUNICATIONS TRUST                    0.950%          0.925%             0.875%           0.800%          0.800%
MID CAP GROWTH TRUST                        0.850%          0.825%             0.800%           0.775%          0.775%
MID CAP OPPORTUNITIES TRUST                 0.850%          0.850%             0.800%           0.800%          0.800%
INTERNATIONAL EQUITY SELECT TRUST           0.900%          0.900%             0.850%           0.800%          0.800%
GLOBAL EQUITY SELECT TRUST                  0.900%          0.900%             0.850%           0.800%          0.800%

                                                           BETWEEN          BETWEEN          BETWEEN
                                                           -------          -------          -------
                                          FIRST $100   $100 MILLION AND   $200 MILLION   $500 MILLION AND  EXCESS OVER
                                          ----------   ----------------   ------------   ----------------  -----------
PORTFOLIO                                  MILLION       $200 MILLION   AND $500 MILLION    $1 BILLION      $1 BILLION
---------                                  -------       ------------   ----------------    ----------      ----------
FINANCIAL SERVICES TRUST                    0.800%          0.750%           0.750%           0.070%          0.700%
FUNDAMENTAL VALUE TRUST                     0.800%          0.750%           0.750%           0.700%          0.700%
SELECT GROWTH TRUST                         0.800%          0.750%           0.750%           0.750%          0.750%
CORE VALUE TRUST                            0.800%          0.750%           0.750%           0.750%          0.750%
SMALL-MID CAP GROWTH TRUST                  0.800%          0.750%           0.750%           0.750%          0.750%
LIFESTYLE AGGRESSIVE 1000 TRUST             0.075%          0.050%           0.050%           0.050%          0.050%
LIFESTYLE GROWTH 820 TRUST                  0.075%          0.050%           0.050%           0.050%          0.050%
LIFESTYLE BALANCED 640 TRUST                0.075%          0.050%           0.050%           0.050%          0.050%
LIFESTYLE MODERATE 460 TRUST                0.075%          0.050%           0.050%           0.050%          0.050%
LIFESTYLE CONSERVATIVE 280 TRUST            0.075%          0.050%           0.050%           0.050%          0.050%


                                                           BETWEEN              BETWEEN
                                                           -------              -------
                                          FIRST $50    $50 MILLION AND     $100 MILLION AND-     EXCESS OVER
                                          ---------    ---------------     -----------------     -----------
PORTFOLIO                                  MILLION       $100 MILLION        $250 MILLION        $250 MILLION
---------                                  -------       ------------        ------------        ------------
HIGH GRADE BOND TRUST                       0.600%          0.550%              0.500%              0.450%

                                          FIRST $300     EXCESS OVER
                                          ----------     -----------
Portfolio                                  MILLION       $300 MILLION
---------                                  -------       ------------
CAPITAL APPRECIATION TRUST                  0.750%          0.700%


                                           FIRST $1      EXCESS OVER
                                           --------      -----------
Portfolio                                  BILLION        $1 BILLION
---------                                  -------        ----------
GLOBAL EQUITY TRUST                         0.750%          0.700%
LARGE CAP GROWTH                            0.750%          0.700%

                                                           BETWEEN          BETWEEN          BETWEEN
                                                           -------          -------          -------
                                          FIRST $300   $300 MILLION AND   $600 MILLION   $900 MILLION AND  EXCESS OVER
                                          ----------   ----------------   ------------   ----------------  -----------
Portfolio                                  MILLION       $600 MILLION   AND $900 MILLION   $1.5 BILLION    $1.5 BILLION
---------                                  -------       ------------   ----------------   ------------    ------------
STRATEGIC GROWTH TRUST                      0.750%          0.725%           0.700%           0.675%          0.600%
CAPITAL OPPORTUNITIES TRUST                 0.750%          0.725%           0.700%           0.675%          0.600%
UTILITIES TRUST                             0.750%          0.725%           0.700%           0.675%          0.600%



         The Percentage Fee for each Portfolio shall be paid daily to the Adviser. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.